Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0558%


        Excess Protection Level
        3 Month Average   5.49%
          August, 1998   6.42%
          July, 1998   5.26%
          June, 1998   4.78%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.57%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,395,888,446.37